UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2013

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On February 26, 2013, AGL Resources Inc. (the “Company”) and its wholly owned subsidiary, Pivotal Utility Holdings, Inc. (“Pivotal”), completed the refinancing of the $20 million Brevard County, Florida Industrial Development Refunding Revenue Bonds (Pivotal Utility Holdings, Inc. Project), Series 2005 (the “2005 Bonds”) previously issued by Brevard County, Florida (the “County”) on April 19, 2005.  The refinancing was effected by (1) the redemption of the 2005 Bonds with the proceeds from the issuance by the County of $20 million in aggregate principal amount of a new series of industrial development refunding revenue bonds (the “2013 Bonds”), (2) Pivotal and the County entering into a Loan Agreement, dated as of February 1, 2013 (the “Loan Agreement”), providing for the payment by Pivotal to the County of amounts sufficient to allow the County to make required payments on the 2013 Bonds and (3) the sale of the 2013 Bonds to a syndicate of banks pursuant to a Bank Rate Mode Covenants Agreement, dated as of February 26, 2013, among Pivotal, the Company, the syndicate of banks and SunTrust Bank, as administrative agent for the syndicate of banks (the “Covenants Agreement”).  Pursuant to the Covenants Agreement, the Company has guaranteed Pivotal’s obligation to make payments required under the Loan Agreement.  The Covenants Agreement also contains representations, warranties, covenants and defaults consistent with those contained in similar financing documents of the Company.  As a result of the redemption of the 2005 Bonds, the letter of credit providing credit support for those bonds, the reimbursement agreement among Pivotal, the Company and the issuer of that letter of credit, and the remarketing agreement between Pivotal and the remarketing agent have all terminated in accordance with their terms.

The Covenants Agreement contemplates the possibility that the Company and Pivotal may refinance other series of outstanding gas facilities and industrial development revenue bonds previously issued by state agencies or counties and described in the Covenants Agreement.

The foregoing summaries of the Loan Agreement and the Covenants Agreement do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of such agreements, which are filed herewith as exhibits and incorporated herein by reference.

Forward-Looking Statements

Certain expectations and projections regarding our future performance referenced in this current report, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this current report include, without limitation, the possibility that the Company and Pivotal may refinance other series of outstanding gas facilities and industrial development refunding revenue bonds previously issued by state agencies or counties.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance and achievements, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals; development project delays; adequacy of supply of diversified vendors; unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures, including the Nicor merger; the limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated by reference in response to this Item 2.03.

Item 9.01                      Financial Statements and Exhibits

(d)         Exhibit

Exhibit No.	Description

10.1
Bank Rate Mode Covenants Agreement, dated as of February 26, 2013, among AGL Resources Inc., Pivotal Utility Holdings, Inc., the several purchasers from time to time parties thereto and SunTrust Bank, as administrative agent.

10.2	Loan Agreement, dated as of February 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: March 1, 2013	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description

10.1
Bank Rate Mode Covenants Agreement, dated as of February 26, 2013, among AGL Resources Inc., Pivotal Utility Holdings, Inc., the several purchasers from time to time parties thereto and SunTrust Bank, as administrative agent.

10.2	Loan Agreement, dated as of February 1, 2013, between Brevard County, Florida and Pivotal Utility Holdings, Inc.